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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)               December 28, 2005
       ----------                                                 ----------

                                 DATASCOPE CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-6516                   13-2529596
    --------------------         --------------------       --------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

     14 Philips Parkway
    Montvale, New Jersey                                         07645-9998
    --------------------                                    --------------------
(Address of principal executive offices)                         (Zip Code)

(Registrant's telephone number, including area code)           (201) 391-8100
                                                            --------------------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:
   |_|  WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE
        SECURITIES ACT
   |_|  SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT
   |_|  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B)
        UNDER THE EXCHANGE ACT
   |_|  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C)
        UNDER THE EXCHANGE ACT


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Item 2.05  Cost Associated with Exit or Disposal Activities

In a Press Release dated January 3, 2006, Datascope Corp. reported that on December 28, 2005 management approved a plan to reduce operating expenses in conjunction with the previously announced strategy to postpone the full market launch of its X-Site vascular closure device. As a result, the company eliminated 33 positions, or 20% of the workforce in the Interventional Products Division at the end of December 2005 at a cost of approximately $0.4 million for severance and other one-time termination benefits. The workforce reductions are expected to save approximately $4 million on an annualized basis. In addition, as a result of the company's decision to redesign the X-Site device to incorporate a pre-tied knot, the company wrote-off $1.2 million of existing X-Site inventory and tooling and recorded a liability of approximately $0.7 million for purchase commitments and contract termination costs. Total special charges in the second quarter for the above items will be approximately $2.3 million pretax, $1.5 million after tax or $0.10 per share. Total cash outlay for the special charges will be approximately $1.1 million and is expected to be completed in the second half of fiscal year 2006.

A copy of the release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

(c) Exhibits:

    99.1 Press release announcing Datascope's plan to reduce operating expenses and to record a special charge in the second quarter ended December 31, 2005.

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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                               DATASCOPE CORP.

                               Registrant



                               By: /s/ Scott Kantor
                                   ----------------
                                   Vice President, Finance and Administration
                                   and Chief Financial Officer



Dated:  January 4, 2006



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EXHIBIT INDEX


Exhibit No.
         99.1 Press release announcing Datascope's plan to reduce operating expenses and to record a special charge in the second quarter ended December 31, 2005.